Amana Growth Fund

Ticker Symbol: AMAGX

September 28, 2009

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Growth Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com. You can also get this information at no cost by calling 1-888/73-AMANA or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2009, and most recent report to shareowners, dated May 31, 2009, are incorporated by reference into this Summary Prospectus.

Amana Growth Fund	AMAGX

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareowner Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.92%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.31%

Expenses Example

The example below is intended to help investors compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Growth Fund for the time periods indicated and then redeems at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

1 year	3 years	5 years	10 years
$138	$428	$739	$1,623

Portfolio Turnover Rate

During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 6% of the average value of its portfolio.The Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital, which charges no commissions on portfolio trades.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across industries and companies, and generally follows a value investment style. The Fund favors companies expected to grow earnings and stock prices faster than the economy, and tend to be smaller and less seasoned companies.

Principal Risks of Investing

The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The Growth Fund’s restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, the Fund does not maximize current income because reserves remain in cash.

The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the adviser’s judgment, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

Amana Growth Fund	AMAGX

Performance

The following bar chart and table provide an indication of the risks of investing in the Growth Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare to those of a broad-based market index. A fund’s past performance (before and after taxes) is not a guarantee of how a Fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Annual Total Return

(Bar chart graphic omitted)

99.42%	-14.48%	-14.75%	-25.17%	33.96%	23.04%	20.20%	15.41%	12.24%	-29.66%
1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter	Q4 1999	62.7%
Worst Quarter	Q3 2002	-18.7%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2009) was 9.44%.

Average Annual Total Returns for periods ended December 31, 2008
	1 Year	5 Years	10 Years
Return before taxes	-29.66%	6.15%	6.98%
Return after taxes on distributions	-29.72%	6.10%	6.87%
Return after taxes on distributions and sale of Fund shares	-29.72%	5.32%	6.12%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-33.71%	-0.89%	3.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Growth Fund’s investment adviser.

Portfolio Managers

Since 1994, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the Growth Fund. Since 2008, Mr. Monem Salam, vice president and director of Islamic investing at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Shares

You may open an account and purchase shares by sending a completed application and a photocopy of a government issued identity document and a check for $250 or more ($100 under a group or retirement plan) payable to the Growth Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Amana Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Amana Growth Fund	AMAGX

Tax Information

Dividends and capital gain distributions you receive from the Growth Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Finanical Intermediaries

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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